                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): MARCH 21, 2007

                                 ORBIT/FR, INC.
                 (Exact Name of Issuer as Specified in Charter)

           DELAWARE                  0-22583                23-2874370
(State or Other Jurisdiction of    (Commission   (I.R.S. Employer Identification
Incorporation or Organization)    File Number)               Number)

506 PRUDENTIAL ROAD, HORSHAM, PENNSYLVANIA                               19044
 (Address of Principal Executive Offices)                             (Zip Code)

                                 (215) 674-5100
              (Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective March 21, 2007, the board of directors of Orbit/FR, Inc., a Delaware corporation (the "Company"), voted to amend the Company's bylaws (the "Bylaws") to clarify that the Company shall provide mandatory indemnification to its directors, officers, employees and agents to the maximum extent permitted under the General Corporation Law of the State of Delaware. The full text of the Bylaws, as amended through March 21, 2007, is attached hereto as Exhibit 3.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.                            DESCRIPTION
-----------                            -----------
    3.2       Bylaws of Orbit/FR, Inc. (as amended through March 21, 2007)

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ORBIT/FR, INC.

Date: March 26, 2007


                                        By: /s/ Israel Adan
                                            ------------------------------------
                                        Name: Israel Adan
                                        Title: President and Chief Executive
                                               Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                            DESCRIPTION
-----------                            -----------
    3.2       Bylaws of Orbit/FR, Inc. (as amended through March 21, 2007)